Exhibit 99.3




                SUMMARY OF NET INCOME (LOSS) BY SEGMENT

                                                                                Millions of Dollars
                                                                  ------------------------------------------------------
                                                                               2003                         2004
                                                                  ------------------------------- ----------------------
                                                                    1st   2nd   3rd   4th     YTD   1st 2nd  3rd 4th YTD
                                                                     Qtr   Qtr   Qtr   Qtr           Qtr Qtr  Qtr Qtr
                                                                  ------------------------------- ----------------------
Income (Loss) from Continuing Operations
  Before Accounting Changes
U.S. E&P                                                            678   517   546   491  2,232    635
International E&P                                                   447   560   421   500  1,928    622
------------------------------------------------------------------------------------------------- ----------------------
Total E&P                                                         1,125 1,077   967   991  4,160  1,257
------------------------------------------------------------------------------------------------- ----------------------

Midstream                                                            31    25    31    43    130     55
------------------------------------------------------------------------------------------------- ----------------------

U.S. R&M                                                            275   248   416   176  1,115    403
International R&M                                                   114    73    69    26    282     61
------------------------------------------------------------------------------------------------- ----------------------
Total R&M                                                           389   321   485   202  1,397    464
------------------------------------------------------------------------------------------------- ----------------------

Chemicals                                                           (23)   12     7    11      7     39

Emerging Businesses                                                 (34)  (23)  (18)  (24)   (99)   (22)

Corporate and Other                                                (225) (316) (223) (238)(1,002)  (190)

------------------------------------------------------------------------------------------------- ----------------------
Consolidated                                                      1,263 1,096 1,249   985  4,593  1,603
================================================================================================= ======================

Cumulative Effect of Accounting Changes
U.S. E&P                                                            142     -     -     -    142      -
International E&P                                                     -     -     -     -      -      -
------------------------------------------------------------------------------------------------- ----------------------
Total E&P                                                           142     -     -     -    142      -
------------------------------------------------------------------------------------------------- ----------------------

Midstream                                                             -     -     -     -      -      -
------------------------------------------------------------------------------------------------- ----------------------

U.S. R&M                                                           (125)    -     -     -   (125)     -
International R&M                                                     -     -     -     -      -      -
------------------------------------------------------------------------------------------------- ----------------------
Total R&M                                                          (125)    -     -     -   (125)     -
------------------------------------------------------------------------------------------------- ----------------------

Chemicals                                                             -     -     -     -      -      -

Emerging Businesses                                                   -     -     -     -      -      -

Corporate and Other                                                (112)    -     -     -   (112)     -

------------------------------------------------------------------------------------------------- ----------------------
Consolidated                                                        (95)    -     -     -    (95)     -
================================================================================================= ======================

Income (Loss) from Discontinued Operations
Corporate and Other                                                  53    91    57    36    237     13
================================================================================================= ======================


Net Income (Loss)
U.S. E&P                                                            820   517   546   491  2,374    635
International E&P                                                   447   560   421   500  1,928    622
------------------------------------------------------------------------------------------------- ----------------------
Total E&P                                                         1,267 1,077   967   991  4,302  1,257
------------------------------------------------------------------------------------------------- ----------------------

Midstream                                                            31    25    31    43    130     55
------------------------------------------------------------------------------------------------- ----------------------

U.S. R&M                                                            150   248   416   176    990    403
International R&M                                                   114    73    69    26    282     61
------------------------------------------------------------------------------------------------- ----------------------
Total R&M                                                           264   321   485   202  1,272    464
------------------------------------------------------------------------------------------------- ----------------------

Chemicals                                                           (23)   12     7    11      7     39

Emerging Businesses                                                 (34)  (23)  (18)  (24)   (99)   (22)

Corporate and Other                                                (284) (225) (166) (202)  (877)  (177)

------------------------------------------------------------------------------------------------- ----------------------
Consolidated                                                      1,221 1,187 1,306 1,021  4,735  1,616
================================================================================================= ======================




               INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES

                                                                                        Millions of Dollars
                                                                  ------------------------------------------------------
                                                                               2003                         2004
                                                                  ------------------------------- ----------------------
                                                                    1st   2nd   3rd   4th     YTD   1st 2nd  3rd 4th YTD
                                                                     Qtr   Qtr   Qtr   Qtr           Qtr Qtr  Qtr Qtr
                                                                  ------------------------------- ----------------------


Income from Continuing Operations
  Before Income Taxes
U.S. E&P                                                          1,050   803   853   757  3,463    987
International E&P                                                 1,260   967 1,029   941  4,197  1,410
------------------------------------------------------------------------------------------------- ----------------------
Total E&P                                                         2,310 1,770 1,882 1,698  7,660  2,397
------------------------------------------------------------------------------------------------- ----------------------

Midstream                                                            51    42    50    70    213     86
------------------------------------------------------------------------------------------------- ----------------------

U.S. R&M                                                            453   396   639   279  1,767    636
International R&M                                                   150    94    86    16    346     79
------------------------------------------------------------------------------------------------- ----------------------
Total R&M                                                           603   490   725   295  2,113    715
------------------------------------------------------------------------------------------------- ----------------------

Chemicals                                                           (44)   15    10    14     (5)    49

Emerging Businesses                                                 (51)  (34)  (29)  (36)  (150)   (34)

Corporate and Other                                                (300) (502) (328) (364)(1,494)  (249)

------------------------------------------------------------------------------------------------- ----------------------
Consolidated                                                      2,569 1,781 2,310 1,677  8,337  2,964
================================================================================================= ======================


Income from Continuing Operations
  Effective Tax Rates
U.S. E&P                                                           35.4% 35.6% 36.0% 35.1%  35.5%  35.7%
International E&P                                                  64.5% 42.1% 59.1% 46.9%  54.1%  55.9%
------------------------------------------------------------------------------------------------- ----------------------
Total E&P                                                          51.3% 39.2% 48.6% 41.6%  45.7%  47.6%
------------------------------------------------------------------------------------------------- ----------------------

Midstream                                                          39.2% 40.5% 38.0% 38.6%  39.0%  36.0%
------------------------------------------------------------------------------------------------- ----------------------

U.S. R&M                                                           39.3% 37.4% 34.9% 36.9%  36.9%  36.6%
International R&M                                                  24.0% 22.3% 19.8%-62.5%  18.5%  22.8%
------------------------------------------------------------------------------------------------- ----------------------
Total R&M                                                          35.5% 34.5% 33.1% 31.5%  33.9%  35.1%
------------------------------------------------------------------------------------------------- ----------------------

Chemicals                                                          47.7% 20.0% 30.0% 21.4% 240.0%  20.4%

Emerging Businesses                                                33.3% 32.4% 37.9% 33.3%  34.0%  35.3%

Corporate and Other                                                25.0% 37.1% 32.0% 34.6%  32.9%  23.7%

------------------------------------------------------------------------------------------------- ----------------------
Consolidated                                                       50.8% 38.5% 45.9% 41.3%  44.9%  45.9%
================================================================================================= ======================

                                                                 Page 2 of 10


                                                                                                                 Page 2
                                                                                                                   of 10

              CERTAIN ITEMS INCLUDED IN INCOME FROM CONTINUING OPERATIONS (AFTER-TAX)

                                                                                             Millions of Dollars
                                                                            --------------------------------------------
                                                                                     2003                   2004
                                                                            ----------------------- --------------------
                                                                            1st  2nd  3rd 4th   YTD 1st 2nd  3rd 4th YTD
                                                                             Qtr  Qtr  Qtr Qtr       Qtr Qtr  Qtr Qtr
                                                                            ----------------------- --------------------
U.S. E&P
Gain (loss) on asset sales                                                    -   16   65   -   81    -
Property impairments                                                          -  (14) (10)(18) (42)  (3)
Pending claims and settlements                                                -  (20)   -   -  (20)   -
--------------------------------------------------------------------------------------------------- --------------------
  Total                                                                       -  (18)  55 (18)  19   (3)
--------------------------------------------------------------------------------------------------- --------------------

International E&P
Gain (loss) on asset sales                                                    -    -   33   -   33   56
Property impairments                                                        (12) (32)   - (18) (62)   -
Canada tax law change                                                         -    -    -  95   95    -
Norway Removal Grant Act (1986) repeal*                                       -   87    -   -   87    -
Bayu-Undan ownership realignment                                              -   51    -   -   51    -
Angola leasehold impairment, net of taxes                                     -    -    -  12   12    -
--------------------------------------------------------------------------------------------------- --------------------
  Total                                                                     (12) 106   33  89  216   56
--------------------------------------------------------------------------------------------------- --------------------

Total E&P                                                                   (12)  88   88  71  235   53
--------------------------------------------------------------------------------------------------- --------------------

Midstream
Property impairments                                                          -    -    -   -    -  (12)
--------------------------------------------------------------------------------------------------- --------------------
  Total                                                                       -    -    -   -    -  (12)
--------------------------------------------------------------------------------------------------- --------------------

U.S. R&M
Gain (loss) on asset sales                                                    -    -    -   -    -    2
Property impairments                                                          -    -    -  (1)  (1)  (5)
Other                                                                         -    -    -   -    -    -
--------------------------------------------------------------------------------------------------- --------------------
  Total                                                                       -    -    -  (1)  (1)  (3)
--------------------------------------------------------------------------------------------------- --------------------

International R&M
Gain (loss) on asset sales                                                    -    -    -   -    -    -
Property impairments                                                          -    -    -   -    -    -
Other                                                                         -    -    -   -    -    -
--------------------------------------------------------------------------------------------------- --------------------
  Total                                                                       -    -    -   -    -    -
--------------------------------------------------------------------------------------------------- --------------------

Total R&M                                                                     -    -    -  (1)  (1)  (3)
--------------------------------------------------------------------------------------------------- --------------------


Chemicals                                                                     -    -    -   -    -    -
--------------------------------------------------------------------------------------------------- --------------------
  Total                                                                       -    -    -   -    -    -
--------------------------------------------------------------------------------------------------- --------------------


Emerging Businesses                                                           -    -    -   -    -    -
--------------------------------------------------------------------------------------------------- --------------------
  Total                                                                       -    -    -   -    -    -
--------------------------------------------------------------------------------------------------- --------------------

Corporate and Other
Insurance demutualization benefits                                           34    -    -   -   34    -
Property impairments                                                          -   (3)   -   -   (3)   -
Merger-related expenses                                                     (27)(115) (41)(40)(223) (14)
Premium on early debt retirement                                            (10)  (9)   - (34) (53)   -
Other                                                                         -    -    -   -    -    -
--------------------------------------------------------------------------------------------------- --------------------
  Total                                                                      (3)(127) (41)(74)(245) (14)
--------------------------------------------------------------------------------------------------- --------------------

Total Company                                                               (15) (39)  47  (4) (11)  24
=================================================================================================== ====================
  * Net of $21 million of property impairments.

                                                                 Page 3 of 10


                   CASH FLOW INFORMATION

                                                                                Millions of Dollars
                                                             -----------------------------------------------------------
                                                                             2003                           2004
                                                             ----------------------------------- -----------------------
                                                             1st    2nd    3rd    4th     YTD    1st    2nd  3rd 4th YTD
                                                              Qtr    Qtr    Qtr    Qtr            Qtr    Qtr  Qtr Qtr
                                                             ----------------------------------- -----------------------

Cash Flows from Operating Activities
  Income from continuing operations                           1,263  1,096  1,249    985  4,593   1,603
  DD&A and property impairments                                 887  1,003    876    971  3,737     949
  Dry hole costs and leasehold impairments                       40     54     75    131    300      87
  Accretion on discounted liabilities                            33     35     39     38    145      36
  Deferred taxes                                                243     10     80     68    401     360
  Undistributed equity earnings                                  18    (66)  (143)   132    (59)   (181)
  Net (gain) loss on asset dispositions                         (56)   (28)  (142)    15   (211)    (82)
  Other                                                          56    (94)   (88)  (202)  (328)     70
  Net working capital changes                                   636     16     51   (114)   589    (777)
  Discontinued operations                                         -    120     61      8    189       8
------------------------------------------------------------------------------------------------ -----------------------
Net Cash Provided by
  Operating Activities                                        3,120  2,146  2,058  2,032  9,356   2,073
------------------------------------------------------------------------------------------------ -----------------------

Cash Flows from Investing Activities
  Capital expenditures and investments:
    E&P                                                      (1,012)(1,167)(1,109)(1,220)(4,508) (1,210)
    Midstream                                                    (2)    (2)    (2)    (4)   (10)     (3)
    R&M                                                        (203)  (245)  (302)  (429)(1,179)   (215)
    Chemicals                                                     -      -      -      -      -       -
    Emerging Businesses                                         (66)   (98)   (60)   (60)  (284)    (28)
    Corporate and Other                                         (25)   (45)   (47)   (71)  (188)    (25)
------------------------------------------------------------------------------------------------ -----------------------
      Total capital expend. & investments                    (1,308)(1,557)(1,520)(1,784)(6,169) (1,481)
  Acquisitions, net of cash acquired                              -      -      -      -      -       -
  Acquisitions - adoption of FIN 46                             225      -      -      -    225       -
  Proceeds from asset dispositions                              125    466    913  1,155  2,659     449
  Long-term advances to affiliates and
    other investments                                           (28)    (8)    38     21     23     (44)
  Discontinued operations                                       (26)    (5)   (28)  (177)  (236)     (1)
------------------------------------------------------------------------------------------------ -----------------------
Net Cash Used for Investing Activities                       (1,012)(1,104)  (597)  (785)(3,498) (1,077)
------------------------------------------------------------------------------------------------ -----------------------

Cash Flows from Financing Activities
  Net issuance (repayment) of debt                           (1,569)  (709)(1,514)(1,019)(4,811)   (722)
  Issuance of stock                                              19     14     20     55    108     112
  Dividends                                                    (271)  (272)  (272)  (292)(1,107)   (294)
  Other                                                          (8)    19     64     36    111      89
------------------------------------------------------------------------------------------------ -----------------------
Net Cash Provided by (Used for)
  Financing Activities                                       (1,829)  (948)(1,702)(1,220)(5,699)   (815)
------------------------------------------------------------------------------------------------ -----------------------

Effect of Exchange Rate Changes                                  57     13    (26)   (20)    24     (12)
------------------------------------------------------------------------------------------------ -----------------------

Net Change in Cash
  and Cash Equivalents                                          336    107   (267)     7    183     169
Cash and cash equivalents
  at beginning of period                                        307    643    750    483    307     490
------------------------------------------------------------------------------------------------ -----------------------
Cash and Cash Equivalents
  at End of Period                                              643    750    483    490    490     659
================================================================================================ =======================
                                                                Page 4 of 10


                            TOTAL E&P

                                                                                2003                        2004
                                                                   ------------------------------ ----------------------
                                                                     1st   2nd   3rd   4th    YTD   1st 2nd  3rd 4th YTD
                                                                      Qtr   Qtr   Qtr   Qtr          Qtr Qtr  Qtr Qtr
                                                                   ------------------------------ ----------------------

E&P Net Income ($ Millions)                                        1,267 1,077   967   991 4,302  1,257
================================================================================================= ======================

Production
Total, Including Equity Affiliates
  and Canadian Syncrude (MBOE/D)                                   1,626 1,641 1,561 1,611 1,609  1,611
------------------------------------------------------------------------------------------------- ----------------------

Crude Oil and Condensate (MB/D)
  Consolidated                                                       880   850   793   806   832    828
  Equity affiliates                                                   55   117   120   116   102    113
------------------------------------------------------------------------------------------------- ----------------------
    Total                                                            935   967   913   922   934    941
================================================================================================= ======================
Sales of crude oil produced (MB/D)                                   911   996   917   921   936    928
------------------------------------------------------------------------------------------------- ----------------------

Natural Gas Liquids (MB/D)                                            71    72    62    72    69     76
------------------------------------------------------------------------------------------------------------------------

Natural Gas (MMCF/D)
  Consolidated                                                     3,605 3,485 3,373 3,581 3,510  3,415
  Equity affiliates                                                   12    11    11    12    12      9
------------------------------------------------------------------------------------------------- ----------------------
    Total                                                          3,617 3,496 3,384 3,593 3,522  3,424
================================================================================================= ======================

Canadian Syncrude (MB/D)                                              17    19    22    18    19     23
------------------------------------------------------------------------------------------------- ----------------------

Industry Prices (Platt's)
Crude Oil ($/bbl)
  WTI spot                                                         34.06 29.02 30.18 31.17 31.11  35.23
  Brent dated                                                      31.51 26.03 28.41 29.42 28.84  31.95
Natural Gas--Henry Hub 1st of month ($/mcf)                         6.58  5.40  4.97  4.60  5.39   5.69
------------------------------------------------------------------------------------------------- ----------------------

Average Realized Prices
Crude Oil and Condensate ($/bbl)
  Consolidated                                                     31.27 26.33 28.15 28.43 28.54  32.08
  Equity affiliates                                                20.97 16.85 19.90 17.86 18.58  18.68
  Total                                                            30.73 25.19 27.00 27.24 27.47  30.35
------------------------------------------------------------------------------------------------- ----------------------

Natural Gas Liquids ($/bbl)                                        24.65 19.73 20.10 23.36 21.95  25.43
------------------------------------------------------------------------------------------------- ----------------------

Natural Gas ($/mcf)
  Consolidated                                                      4.49  3.92  3.80  4.07  4.07   4.48
  Equity affiliates                                                 4.82  4.89  4.12  3.96  4.44   3.91
  Total                                                             4.49  3.93  3.80  4.07  4.07   4.48
------------------------------------------------------------------------------------------------- ----------------------

Exploration Charges ($ Millions)
  Dry Holes                                                           20    30    39    78   167     67
  Lease Impairments                                                   20    24    36    53   133     20
------------------------------------------------------------------------------------------------- ----------------------
    Total Non-Cash Charges                                            40    54    75   131   300     87
  Other (G&G and Lease Rentals)                                       76    88    57    80   301     56
------------------------------------------------------------------------------------------------- ----------------------
Total Exploration Charges                                            116   142   132   211   601    143
================================================================================================= ======================

Depreciation, Depletion and
  Amortization ($ Millions)                                          662   652   653   695 2,662    704
------------------------------------------------------------------------------------------------- ----------------------

                                                                  Page 5 of 10



                            U.S. E&P

                                                                                2003                        2004
                                                                   ------------------------------ ----------------------
                                                                     1st   2nd   3rd   4th    YTD   1st 2nd  3rd 4th YTD
                                                                      Qtr   Qtr   Qtr   Qtr          Qtr Qtr  Qtr Qtr
                                                                   ------------------------------ ----------------------

U.S. E&P Net Income ($ Millions)                                     820   517   546   491 2,374    635
================================================================================================= ======================

 Alaska ($ Millions)                                                 508   302   302   333 1,445    403
------------------------------------------------------------------------------------------------- ----------------------
 Lower 48 ($ Millions)                                               312   215   244   158   929    232
------------------------------------------------------------------------------------------------- ----------------------

Production
Total U.S. (MBOE/D)                                                  700   683   651   664   674    659
------------------------------------------------------------------------------------------------- ----------------------

Crude Oil and Condensate (MB/D)
  Alaska                                                             337   331   314   318   325    320
  Lower 48                                                            60    57    51    50    54     53
------------------------------------------------------------------------------------------------- ----------------------
    Total                                                            397   388   365   368   379    373
================================================================================================= ======================
Sales of crude oil produced (MB/D)                                   391   389   369   372   380    373
------------------------------------------------------------------------------------------------- ----------------------

Natural Gas Liquids (MB/D)*
  Alaska                                                              26    23    19    24    23     26
  Lower 48                                                            22    26    25    27    25     24
------------------------------------------------------------------------------------------------- ----------------------
    Total                                                             48    49    44    51    48     50
================================================================================================= ======================
 *Includes reinjection volumes sold lease-to-lease:                   15    14    13    16    15     16
------------------------------------------------------------------------------------------------- ----------------------

Natural Gas (MMCF/D)
  Alaska                                                             189   162   180   205   184    185
  Lower 48                                                         1,338 1,311 1,271 1,264 1,295  1,233
------------------------------------------------------------------------------------------------- ----------------------
    Total                                                          1,527 1,473 1,451 1,469 1,479  1,418
================================================================================================= ======================

Average Realized Prices
Crude Oil and Condensate ($/bbl)
  Alaska
    North Slope                                                    25.95 21.70 22.82 23.17 23.41  28.00
------------------------------------------------------------------------------------------------- ----------------------
    West Coast                                                     31.47 27.19 28.31 28.51 28.87  32.93
------------------------------------------------------------------------------------------------- ----------------------
  Lower 48                                                         31.48 27.34 27.94 28.02 28.76  31.86
------------------------------------------------------------------------------------------------- ----------------------
  Total U.S.                                                       31.47 27.21 28.26 28.45 28.85  32.78
------------------------------------------------------------------------------------------------- ----------------------

Natural Gas Liquids ($/bbl)
  Alaska                                                           31.32 27.24 28.42 28.82 29.04  32.93
------------------------------------------------------------------------------------------------- ----------------------
  Lower 48                                                         22.13 17.77 19.71 20.81 20.02  24.19
------------------------------------------------------------------------------------------------- ----------------------
  Total U.S.                                                       24.96 20.25 21.31 22.85 22.30  26.80
------------------------------------------------------------------------------------------------- ----------------------

Natural Gas ($/mcf)
  Alaska                                                            1.97  1.88  1.33  1.88  1.76   2.54
------------------------------------------------------------------------------------------------- ----------------------
  Lower 48                                                          5.47  4.72  4.56  4.27  4.76   4.91
------------------------------------------------------------------------------------------------- ----------------------
  Total U.S.                                                        5.34  4.58  4.41  4.13  4.62   4.79
------------------------------------------------------------------------------------------------- ----------------------

Kenai, Alaska LNG Sales
  Volume (MMCF/D)                                                    130    91   121   140   121    118
------------------------------------------------------------------------------------------------- ----------------------
  Sales price per MCF                                               4.38  4.56  4.46  4.44  4.45   4.51
------------------------------------------------------------------------------------------------- ----------------------

U.S. Exploration Charges ($ Millions)
  Dry Holes                                                           16     3     9    48    76     32
  Lease Impairments                                                   13    12    10    12    47     11
------------------------------------------------------------------------------------------------- ----------------------
    Total Non-Cash Charges                                            29    15    19    60   123     43
  Other (G&G and Lease Rentals)                                       28    22    23     8    81     15
------------------------------------------------------------------------------------------------- ----------------------
Total U.S. Exploration Charges                                        57    37    42    68   204     58
================================================================================================= ======================
Alaska Only                                                           25    10    11     9    55     17
------------------------------------------------------------------------------------------------- ----------------------

Depreciation, Depletion and
  Amortization ($ Millions)
    Alaska                                                           124   135   130   127   516    119
    Lower 48                                                         151   150   156   134   591    146
------------------------------------------------------------------------------------------------- ----------------------
      Total U.S.                                                     275   285   286   261 1,107    265
================================================================================================= ======================



                        INTERNATIONAL E&P

                                                                                2003                        2004
                                                                   ------------------------------ ----------------------
                                                                     1st   2nd   3rd   4th    YTD   1st 2nd  3rd 4th YTD
                                                                      Qtr   Qtr   Qtr   Qtr          Qtr Qtr  Qtr Qtr
                                                                   ------------------------------ ----------------------
International E&P
  Net Income ($ Millions)                                            447   560   421   500 1,928    622
================================================================================================= ======================

Production
Total, Including Equity Affiliates
  and Canadian Syncrude (MBOE/D)                                     926   958   910   947   935    952
------------------------------------------------------------------------------------------------- ----------------------

Crude Oil and Condensate (MB/D)
  Consolidated
    Norway                                                           226   214   207   205   213    215
    United Kingdom                                                    87    82    67    72    77     67
    Canada                                                            33    31    29    28    30     27
    China                                                             23    27    25    28    26     32
    Indonesia                                                         21    17    16    10    16     15
    Vietnam                                                           16    15    11    22    16     31
    Timor Sea                                                          3     3     3     3     3      5
    Other                                                             74    73    70    70    72     63
  Equity affiliates                                                   55   117   120   116   102    113
------------------------------------------------------------------------------------------------- ----------------------
  Total                                                              538   579   548   554   555    568
================================================================================================= ======================
Sales of crude oil produced (MB/D)                                   520   607   548   549   556    555
------------------------------------------------------------------------------------------------- ----------------------

Natural Gas Liquids (MB/D)
  Norway                                                               8     7     7     8     7      9
  Canada                                                              11    11     9    10    10     10
  Other                                                                4     5     2     3     4      7
------------------------------------------------------------------------------------------------- ----------------------
  Total                                                               23    23    18    21    21     26
================================================================================================= ======================

Natural Gas (MMCF/D)
  Consolidated
    Norway                                                           305   273   216   307   275    319
    United Kingdom                                                 1,002   952   853   954   940    879
    Canada                                                           436   424   448   431   435    428
    Timor Sea                                                         61    61    61    56    60     40
    Indonesia                                                        224   246   275   275   255    248
    Vietnam                                                            -     -     -    12     3     17
    Other                                                             50    56    69    77    63     66
  Equity affiliates                                                   12    11    11    12    12      9
------------------------------------------------------------------------------------------------- ----------------------
    Total                                                          2,090 2,023 1,933 2,124 2,043  2,006
================================================================================================= ======================

Canadian Syncrude (MB/D)                                              17    19    22    18    19     23
------------------------------------------------------------------------------------------------- ----------------------

Average Realized Prices
Crude Oil and Condensate ($/bbl)
  Consolidated
    Norway                                                         32.72 26.28 29.08 29.08 29.24  32.13
    United Kingdom                                                 30.11 24.34 28.32 28.29 27.70  31.27
    Canada                                                         28.40 23.61 24.15 23.71 25.06  28.95
    China                                                          28.87 26.51 26.38 28.56 27.55  29.91
    Indonesia                                                      29.35 24.54 26.32 26.52 26.88  32.21
    Vietnam                                                        30.26 27.54 27.12 30.88 29.21  31.76
    Timor Sea                                                      32.43 27.38 28.25 29.75 29.37  35.49
    Other                                                          30.16 25.44 27.42 27.94 27.68  30.89
  Equity affiliates                                                20.97 16.85 19.90 17.86 18.58  18.68
  Total                                                            30.17 23.90 26.15 26.42 26.53  28.71
------------------------------------------------------------------------------------------------- ----------------------

Natural Gas Liquids ($/bbl)
  Norway                                                           21.85 18.13 18.50 22.96 20.27  24.34
  Canada                                                           26.11 20.78 23.55 25.27 23.93  26.38
  Other                                                            23.40 16.73 14.18 25.13 16.48  18.43
  Total                                                            24.22 18.96 18.23 24.35 21.39  23.53
------------------------------------------------------------------------------------------------- ----------------------

Natural Gas ($/mcf)
  Consolidated
    Norway                                                          3.66  3.86  4.21  4.09  3.94   4.37
    United Kingdom                                                  3.55  3.17  2.88  4.48  3.54   4.43
    Canada                                                          5.42  4.34  4.17  4.02  4.48   4.88
    Timor Sea                                                       0.43  0.42  0.45  0.42  0.43   0.43
    Indonesia                                                       4.66  4.16  4.35  4.21  4.33   4.38
    Vietnam                                                            -     -     -  1.04  1.04   1.10
    Other                                                           0.54  0.54  0.54  0.68  0.58   0.66
  Equity affiliates                                                 4.82  4.89  4.12  3.96  4.44   3.91
  Total                                                             3.92  3.48  3.38  4.03  3.71   4.28
------------------------------------------------------------------------------------------------- ----------------------

International Exploration Charges ($ Millions)
  Dry Holes                                                            4    27    30    30    91     35
  Lease Impairments                                                    7    12    26    41    86      9
------------------------------------------------------------------------------------------------- ----------------------
    Total Non-Cash Charges                                            11    39    56    71   177     44
  Other (G&G and Lease Rentals)                                       48    66    34    72   220     41
------------------------------------------------------------------------------------------------- ----------------------
Total International Exploration Charges                               59   105    90   143   397     85
================================================================================================= ======================

Depreciation, Depletion and
  Amortization ($ Millions)                                          387   367   367   434 1,555    439
------------------------------------------------------------------------------------------------- ----------------------




                              R&M

                                                                                2003                        2004
                                                                   ------------------------------ ----------------------
                                                                     1st   2nd   3rd   4th    YTD   1st 2nd  3rd 4th YTD
                                                                      Qtr   Qtr   Qtr   Qtr          Qtr Qtr  Qtr Qtr
                                                                   ------------------------------ ----------------------

R&M Net Income ($ Millions)                                          264   321   485   202 1,272    464
================================================================================================= ======================

 United States ($ Millions)                                          150   248   416   176   990    403
------------------------------------------------------------------------------------------------- ----------------------
 International ($ Millions)                                          114    73    69    26   282     61
------------------------------------------------------------------------------------------------- ----------------------

Market Indicators
U.S. East Coast Crack Spread ($/bbl)                                6.16  3.46  6.37  4.98  5.24   6.87
U.S. Gulf Coast Crack Spread ($/bbl)                                5.64  3.65  5.38  3.72  4.60   6.36
U.S. Group Central Crack Spread ($/bbl)                             6.12  6.96  8.32  5.34  6.69   6.91
U.S. West Coast Crack Spread ($/bbl)                               12.79 11.39 14.00 11.44 12.41  16.10
U.S. Weighted 3:2:1 Crack Spread ($/bbl)                            6.99  5.86  7.84  5.67  6.59   8.39
NW Europe Crack Spread ($/bbl)                                      5.68  3.17  3.11  3.20  3.79   2.56
Singapore 3:2:1Crack Spread ($/bbl)                                 8.16  4.65  5.64  7.12  6.39  10.33
U.S. Wholesale Gasoline Mktg Mrgn ($/bbl)                           1.53  2.36  2.15  1.45  1.87   0.69
------------------------------------------------------------------------------------------------- ----------------------

Realized Margins
Refining Margin ($/bbl)
  U.S.                                                              6.50  5.34  6.39  5.58  5.94   7.30
  International                                                     6.00  3.67  4.38  3.61  4.44   5.51
------------------------------------------------------------------------------------------------- ----------------------
Marketing Margin ($/bbl)
  U.S.                                                              1.86  2.62  2.17  1.75  2.10   1.08
  International                                                     7.09  9.06  7.82  6.41  7.59   6.50
------------------------------------------------------------------------------------------------- ----------------------

Depreciation, Depletion and
  Amortization ($ Millions)                                          167   174   174   174   689    186
------------------------------------------------------------------------------------------------- ----------------------

Turnaround Expense ($ Millions)                                       60    38    19    63   180     59
------------------------------------------------------------------------------------------------- ----------------------

Eastern U.S.
Crude Oil Charge Input (MB/D)                                        415   435   428   421   425    413
Total Charge Input (MB/D)                                            466   488   468   442   466    438
Crude Oil Capacity Utilization (%)                                    97%  101%  100%   98%   99%    96%
Clean Product Yield (%)                                               88%   84%   86%   88%   86%    87%
------------------------------------------------------------------------------------------------- ----------------------

U.S. Gulf Coast
Crude Oil Charge Input (MB/D)                                        668   702   708   680   690    699
Total Charge Input (MB/D)                                            771   797   803   782   788    774
Crude Oil Capacity Utilization (%)                                    93%   98%   99%   95%   96%    97%
Clean Product Yield (%)                                               82%   78%   80%   78%   79%    79%
------------------------------------------------------------------------------------------------- ----------------------

Central U.S.
Crude Oil Charge Input (MB/D)                                        573   632   556   584   586    601
Total Charge Input (MB/D)                                            601   654   584   614   613    633
Crude Oil Capacity Utilization (%)                                    91%  101%   88%   93%   93%    96%
Clean Product Yield (%)                                               84%   82%   81%   86%   83%    83%
------------------------------------------------------------------------------------------------- ----------------------

Western U.S.
Crude Oil Charge Input (MB/D)                                        352   359   391   389   373    392
Total Charge Input (MB/D)                                            365   374   408   410   390    409
Crude Oil Capacity Utilization (%)                                    90%   91%  100%   99%   95%   100%
Clean Product Yield (%)                                               82%   81%   83%   83%   82%    81%
------------------------------------------------------------------------------------------------- ----------------------

TOTAL UNITED STATES
Crude Oil Charge Input (MB/D)                                      2,008 2,128 2,083 2,074 2,074  2,105
Total Charge Input (MB/D)                                          2,203 2,313 2,263 2,248 2,257  2,254
Crude Oil Capacity Utilization (%)                                    93%   98%   96%   96%   96%    97%
Clean Product Yield (%)                                               84%   81%   82%   83%   82%    82%
------------------------------------------------------------------------------------------------- ----------------------

Refined Products Production (MB/D)
Gasoline                                                           1,060 1,077 1,070 1,061 1,067  1,054
Distillates                                                          590   615   591   591   597    604
Aviation Fuel                                                        190   173   200   195   189    168
Other                                                                414   492   461   423   448    429
------------------------------------------------------------------------------------------------- ----------------------
  Total                                                            2,254 2,357 2,322 2,270 2,301  2,255
================================================================================================= ======================

Petroleum Products Sales (MB/D)
Gasoline                                                           1,331 1,381 1,398 1,365 1,369  1,315
Distillates                                                          600   590   580   530   575    570
Aviation Fuel                                                        164   164   197   193   180    178
Other                                                                509   493   497   474   492    517
------------------------------------------------------------------------------------------------- ----------------------
  Total                                                            2,604 2,628 2,672 2,562 2,616  2,580
================================================================================================= ======================


                         R&M (continued)

                                                                                2003                        2004
                                                                   ------------------------------ ----------------------
                                                                     1st   2nd   3rd   4th    YTD   1st 2nd  3rd 4th YTD
                                                                      Qtr   Qtr   Qtr   Qtr          Qtr Qtr  Qtr Qtr
                                                                   ------------------------------ ----------------------

International - Consolidated - United Kingdom and Ireland
Crude Oil Charge Input (MB/D)                                        262   244   258   253   254    254
Total Charge Input (MB/D)                                            301   286   296   280   291    299
Crude Oil Capacity Utilization (%)                                    86%   80%   84%   83%   83%    82%
Clean Product Yield (%)                                               84%   83%   84%   84%   84%    84%
------------------------------------------------------------------------------------------------- ----------------------

International - Equity Affiliates - Net Share*
Crude Oil Charge Input (MB/D)                                        134   132   129   128   131    120
Total Charge Input (MB/D)                                            137   135   134   131   134    121
Crude Oil Capacity Utilization (%)                                    98%   97%   95%   94%   96%    87%
Clean Product Yield (%)                                               82%   83%   81%   82%   82%    82%
------------------------------------------------------------------------------------------------- ----------------------

TOTAL INTERNATIONAL
Crude Oil Charge Input (MB/D)                                        396   376   387   381   385    374
Total Charge Input (MB/D)                                            438   421   430   411   425    420
Crude Oil Capacity Utilization (%)                                    90%   85%   88%   86%   87%    84%
Clean Product Yield (%)                                               83%   83%   83%   84%   83%    84%
------------------------------------------------------------------------------------------------- ----------------------

Refined Products Production (MB/D)
Gasoline                                                             142   132   139   125   134    124
Distillates                                                          183   177   185   154   175    181
Aviation Fuel                                                         24    15    19    21    20     24
Other                                                                 87    83    70    95    83     81
------------------------------------------------------------------------------------------------- ----------------------
  Total                                                              436   407   413   395   412    410
================================================================================================= ======================

Petroleum Products Sales (MB/D)
Gasoline                                                             202   190   181   171   186    185
Distillates                                                          181   199   192   172   186    228
Aviation Fuel                                                          5     7    14     7     8      6
Other                                                                 40    52    54    53    50     82
------------------------------------------------------------------------------------------------- ----------------------
  Total                                                              428   448   441   403   430    501
================================================================================================= ======================


Worldwide - Including Net Share of Equity Affiliates
Crude Oil Charge Input (MB/D)                                      2,404 2,504 2,470 2,455 2,459  2,479
Total Charge Input (MB/D)                                          2,641 2,734 2,693 2,659 2,682  2,674
Crude Oil Capacity Utilization (%)                                    92%   96%   95%   94%   94%    95%
Clean Product Yield (%)                                               84%   81%   82%   83%   83%    82%
------------------------------------------------------------------------------------------------- ----------------------

Refined Products Production (MB/D)
Gasoline                                                           1,202 1,209 1,209 1,186 1,201  1,178
Distillates                                                          773   792   776   745   772    785
Aviation Fuel                                                        214   188   219   216   209    192
Other                                                                501   575   531   518   531    510
------------------------------------------------------------------------------------------------- ----------------------
  Total                                                            2,690 2,764 2,735 2,665 2,713  2,665
================================================================================================= ======================

Petroleum Products Sales (MB/D)
Gasoline                                                           1,533 1,571 1,579 1,536 1,555  1,500
Distillates                                                          781   789   772   702   761    798
Aviation Fuel                                                        169   171   211   200   188    184
Other                                                                549   545   551   527   542    599
------------------------------------------------------------------------------------------------- ----------------------
  Total                                                            3,032 3,076 3,113 2,965 3,046  3,081
================================================================================================= ======================

* Represents 18.75 percent interest in a refinery complex at Karlsruhe, Germany; 16.33 percent interest in two refineries in Kralupy and Litvinov, Czech Republic; and 47 percent interest in a refinery at Melaka, Malaysia.




                        MIDSTREAM

                                                                            2003                           2004
                                                            ----------------------------------- -----------------------
                                                            1st Qtr2nd Qtr3rd Qtr4th Qtr    YTD 1st Qtr2nd  3rd 4th YTD
                                                                                                        Qtr  Qtr Qtr
                                                            ----------------------------------- -----------------------


Midstream Net Income ($ Millions)                               31     25     31     43    130      55
=============================================================================================== =======================

U.S. Equity Affiliate ($ Millions)*                             13     23     18     18     72      33
----------------------------------------------------------------------------------------------- -----------------------

Natural Gas Liquids Extracted (MB/D)
Consolidated
  United States                                                 51     53     50     54     52      54
  International                                                 47     35     47     50     45      46
Equity Affiliates
  United States*                                               114    110    111    110    111     109
  International                                                 10     11     12     11     11      12
----------------------------------------------------------------------------------------------- -----------------------
Total                                                          222    209    220    225    219     221
=============================================================================================== =======================
 * Represents 30.3 percent interest in Duke Energy Field Services, LLC (DEFS).

Natural Gas Liquids Fractionated (MB/D)
United States                                                  168    158    172    168    167     158
----------------------------------------------------------------------------------------------- -----------------------

Product Prices
Weighted Average NGL ($/bbl)*
  Consolidated                                               25.59  20.99  20.94  23.14  22.67   25.68
  DEFS                                                       24.53  20.53  20.67  22.76  22.12   24.81
----------------------------------------------------------------------------------------------- -----------------------

* Prices are based on index prices from the Mont Belvieu and Conway market hubs that are weighted by natural gas liquids component and location mix.

Depreciation, Depletion and
  Amortization ($ Millions)                                     14     14     13     13     54      13
----------------------------------------------------------------------------------------------- -----------------------



                    EMERGING BUSINESSES

                                                                            2003                           2004
                                                            ----------------------------------- -----------------------
                                                            1st Qtr2nd Qtr3rd Qtr4th Qtr    YTD 1st Qtr2nd  3rd 4th YTD
                                                                                                        Qtr  Qtr Qtr
                                                            ----------------------------------- -----------------------
Emerging Businesses
  Net Income (Loss) ($ Millions)*                              (34)   (23)   (18)   (24)   (99)    (22)
=============================================================================================== =======================

Detail of Net Income (Loss) ($ Millions)
Technology Solutions                                            (5)    (6)    (5)    (4)   (20)     (4)
Gas-to-Liquids                                                 (20)   (13)    (7)   (10)   (50)     (9)
Power                                                            1     (1)    (3)    (2)    (5)     (4)
Other                                                          (10)    (3)    (3)    (8)   (24)     (5)
----------------------------------------------------------------------------------------------- -----------------------
Total                                                          (34)   (23)   (18)   (24)   (99)    (22)
=============================================================================================== =======================




                    CORPORATE AND OTHER

                                                                            2003                           2004
                                                            ----------------------------------- -----------------------
                                                            1st Qtr2nd Qtr3rd Qtr4th Qtr    YTD 1st Qtr2nd  3rd 4th YTD
                                                                                                        Qtr  Qtr Qtr
                                                            ----------------------------------- -----------------------
Corporate and Other
  Net Income (Loss) ($ Millions)                              (284)  (225)  (166)  (202)  (877)   (177)
=============================================================================================== =======================


Detail of Net Income (Loss) ($ Millions)
Net interest expense                                          (190)  (145)  (134)  (163)  (632)   (104)
Corporate overhead                                             (30)   (43)   (33)   (67)  (173)    (55)
Discontinued operations                                         53     91     57     36    237      13
Merger-related costs                                           (27)  (115)   (41)   (40)  (223)    (14)
Accounting change                                             (112)     -      -      -   (112)      -
Other                                                           22    (13)   (15)    32     26     (17)
----------------------------------------------------------------------------------------------- -----------------------
Total                                                         (284)  (225)  (166)  (202)  (877)   (177)
=============================================================================================== =======================

Before-Tax Net Interest Expense ($ Millions)
Interest and financing expense                                (339)  (306)  (314)  (287)(1,246)   (279)
Capitalized interest                                            73     78     98     77    326     115
Interest revenue                                                29     31     27     17    104      34
Premium on early debt retirement                               (12)   (11)     -    (45)   (68)      -
----------------------------------------------------------------------------------------------- -----------------------
                                                              (249)  (208)  (189)  (238)  (884)   (130)
=============================================================================================== =======================

Debt
Total Debt ($ Millions)                                     21,007 20,254 18,739 17,780 17,780  17,109
Debt-to-Capital Ratio                                           40%    38%    36%    34%    34%     32%
----------------------------------------------------------------------------------------------- -----------------------
